EXHIBIT 24.1

POWER OF ATTORNEY

     I, the undersigned director of TRW Automotive Holdings Corp. (the “Company”), do hereby constitute and appoint Joseph S. Cantie and David L. Bialosky, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and to execute any and all instruments for me and in my name in my capacity as a director, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-8 relating to the TRW Automotive Represented Savings Plan, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director, any and all amendments (including post-effective amendments) thereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Joshua H. Astrof

Joshua H. Astrof

Dated: July 21, 2004

POWER OF ATTORNEY

     I, the undersigned director of TRW Automotive Holdings Corp. (the “Company”), do hereby constitute and appoint Joseph S. Cantie and David L. Bialosky, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and to execute any and all instruments for me and in my name in my capacity as a director, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-8 relating to the TRW Automotive Represented Savings Plan, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director, any and all amendments (including post-effective amendments) thereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Francois J. Castaing

Francois J. Castaing

Dated: July 9, 2004

POWER OF ATTORNEY

     I, the undersigned director of TRW Automotive Holdings Corp. (the “Company”), do hereby constitute and appoint Joseph S. Cantie and David L. Bialosky, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and to execute any and all instruments for me and in my name in my capacity as a director, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-8 relating to the TRW Automotive Represented Savings Plan, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director, any and all amendments (including post-effective amendments) thereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Robert L. Friedman

Robert L. Friedman

Dated: July 21, 2004

POWER OF ATTORNEY

     I, the undersigned director of TRW Automotive Holdings Corp. (the “Company”), do hereby constitute and appoint Joseph S. Cantie and David L. Bialosky, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and to execute any and all instruments for me and in my name in my capacity as a director, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-8 relating to the TRW Automotive Represented Savings Plan, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director, any and all amendments (including post-effective amendments) thereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Michael J. O’Neill

Michael J. O’Neill

Dated: July 8, 2004

POWER OF ATTORNEY

     I, the undersigned director of TRW Automotive Holdings Corp. (the “Company”), do hereby constitute and appoint Joseph S. Cantie and David L. Bialosky, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and to execute any and all instruments for me and in my name in my capacity as a director, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-8 relating to the TRW Automotive Represented Savings Plan, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director, any and all amendments (including post-effective amendments) thereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Neil P. Simpkins

Neil P. Simpkins

Dated: July 21, 2004

POWER OF ATTORNEY

     I, the undersigned director of TRW Automotive Holdings Corp. (the “Company”), do hereby constitute and appoint Joseph S. Cantie and David L. Bialosky, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and to execute any and all instruments for me and in my name in my capacity as a director, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-8 relating to the TRW Automotive Represented Savings Plan, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director, any and all amendments (including post-effective amendments) thereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Paul H. O’Neill

Paul H. O’Neill

Dated: July 11, 2004

POWER OF ATTORNEY

     I, the undersigned director of TRW Automotive Holdings Corp. (the “Company”), do hereby constitute and appoint Joseph S. Cantie and David L. Bialosky, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and to execute any and all instruments for me and in my name in my capacity as a director, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company’s Registration Statement on Form S-8 relating to the TRW Automotive Represented Savings Plan, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director, any and all amendments (including post-effective amendments) thereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ J. Michael Losh

J. Michael Losh

Dated: July 12, 2004